[LOGO] Merrill Lynch  Investment Managers

Annual Report

July 31, 2002

Merrill Lynch
Natural
Resources
Trust

www.mlim.ml.com

MERRILL LYNCH NATURAL RESOURCES TRUST

DEAR SHAREHOLDER

Fiscal Year in Review

For the fiscal year ended July 31, 2002, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class D shares had total returns of -5.56%, -6.54%, -6.51% and -5.84%, respectively. While the absolute loss in the Trust was disappointing, this result was significantly ahead of the average return of the Lipper Natural Resources Fund peer group for the same period. The Trust's unmanaged benchmarks, the Morgan Stanley Capital International Natural Resources Index and the Standard & Poor's 500 Index, had total returns of -11.46% and -23.63%, respectively, for the 12-month period ended July 31, 2002. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.)

We continue to use a strategy of identifying commodities where we believe capacity utilization trends will lead to favorable supply and demand and pricing. This is followed by security selection of those companies that in our opinion are best positioned to prosper from our commodity outlook. We focus on solid financial strength as well as inexpensive relative valuations when considering a company for investment.

For the past three years, we have been positive on the prospects for North American natural gas, and we focused the Trust on companies that are leveraged to natural gas production and drilling. While weather and economic conditions caused some wide volatility in our investments, the Trust exceeded the average return of the Lipper Natural Resources Fund peer group during this period. We continue to have a highly constructive outlook for natural gas in North America, and have maintained our investments in U.S.- and Canadian-based producers despite some periods of weakness in the equity performance of these companies. These short-term pullbacks occurred because of lower industrial demand arising from the recession in the capital spending cycle. In addition, natural gas inventories have been at historically high levels following the record warm 2001-2002 winter. A change in either industrial activity or a return to normal winter temperatures will be positive for natural gas consumption. However, natural gas prices could rise significantly in 2003 even if industrial economic activity remains muted as natural gas field depletion rates are accelerating and drilling activity is significantly below the record levels set in early 2001.

Surveys of U.S. oil and gas production companies indicate that domestic production has fallen nearly 5% through the second quarter of 2002, and Canadian imports are expected to be lower in the fourth quarter as production from the giant Ladyfern field is predicted to fall dramatically. Given the relatively low levels of drilling activity, we believe natural gas supplies should be in relatively tight supply by early 2003, and perhaps sooner should below-normal temperatures occur in the upcoming 2002-2003 winter heating season.

At July 31, 2002, the Trust had 80% of its assets invested in energy-related sectors, modestly below the 90% of assets in the prior fiscal year. We continue to search for new independent energy companies leveraged to natural gas production. However, after the frenzy of merger activity in 2000 and 2001, there is a dearth of mid-sized companies in which to invest. We have positions in some small-capitalization companies, but we have generally taken smaller holdings given the lower trading liquidity of these companies. We modestly reduced our exposure to the oil service sector over the past year. Despite high oil prices as a result of turmoil in the Middle East and speculation of military action in Iraq, oil companies have been slow in spending their budgets. Given the dramatic decline in oil prices following the Gulf War of 1990, we believe that oil company managements are reluctant about aggressive spending should there be any repeat performance in future conflicts. In addition, reduced aviation fuel demand and a subdued industrial recovery are also causes for concern.

Merrill Lynch Natural Resources Trust                              July 31, 2002

We are attempting to concentrate our oil service holdings in companies that are leveraged to the natural gas drilling in North America, which we currently anticipate will accelerate coincident with our belief that gas prices will increase. We also reestablished holdings in the gold sector in the past fiscal year, with the purchase of Newmont Mining Corporation, Barrick Gold Corporation, and Agnico-Eagle Mines. Gold saw increased demand over the past year, particularly in Japan where investors purchased gold as bank deposit insurance was reduced. New gold mine construction has slowed as junior mining companies had reduced access to capital markets, and industry consolidation has brought the closure of some higher cost gold mines. In addition, gold miners have reduced their use of gold hedges, which has also reduced supply on the market. Given the improved fundamental conditions, the gold price has performed more like its traditional safe-haven role. Lastly, the Trust has modestly increased its holdings of selected paper and forest product companies. The paper industry has been working to rationalize inefficient assets and has better managed inventories, so we believe the sector is likely to perform well once economic activity recovers.

We expect that the investments in natural resources are likely to be volatile, and highly dependent on further improvements in global economic activity. For that reason, we continue to believe that our investments in natural gas production and oil service companies leveraged to gas drilling offer the best prospective returns over the upcoming year. Gas prices have recovered to the $3.50 range, and we believe that accelerating depletion of the relatively mature gas basin in North America will drive prices higher over the coming year. While the natural gas price may decline in the seasonally weak demand months prior to the start of winter, we believe that any decline will be short lived.

We continue to encourage investors to have patience with our Trust's investments given the highly volatile markets we anticipate during the late summer and fall months. While gas prices could again have short-term declines, the potential for shortages remains high. This is especially true should economic growth resume and normal seasonal temperature occur in the upcoming winter.

As of July 31, 2002, the Trust's portfolio was 97.6% invested in equities and 2.4% in cash equivalents. Approximately 80% of investments were energy related, with the remaining major investments in metals and forest products companies. Our focus commodities have the Trust invested primarily in the equities of U.S.- and Canadian-domiciled companies.

In Conclusion

We thank you for your continued support and interest in Merrill Lynch Natural Resources Trust, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Robert M. Shearer

Robert M. Shearer
Senior Vice President and Portfolio Manager

August 28, 2002

Merrill Lynch Natural Resources Trust                              July 31, 2002

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Trust through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                              Ten Years/
                                                            6-Month         12-Month        Since Inception
As of July 31, 2002                                      Total Return     Total Return       Total Return
===========================================================================================================
ML Natural Resources Trust Class A Shares*                  - 1.61%          - 5.56%             +59.21%
-----------------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares*                  - 2.14           - 6.54              +43.55
-----------------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares*                  - 2.11           - 6.51              +26.87
-----------------------------------------------------------------------------------------------------------
ML Natural Resources Trust Class D Shares*                  - 1.73           - 5.84              +34.92
-----------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                               -18.74           -23.63         +161.43/+120.20
-----------------------------------------------------------------------------------------------------------
MSCI Natural Resources Index***                             - 4.47           -11.46         + 96.10/+ 42.43
===========================================================================================================

  * Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Trust's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
 ** This unmanaged broad-based Index measures the performance of large cap companies in the United States. Ten-year/since inception total returns are for ten years and from 10/31/94.
*** This unmanaged Index is comprised of all global securities classified as natural resource-related securities. Ten-year/since inception total returns are for ten years and from 10/31/94.

Merrill Lynch Natural Resources Trust                              July 31, 2002

ML Natural Resources Trust's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the MSCI Natural Resources Index and the S&P 500 Index. Values are from July 1992 to July 2002:

                                               7/92           7/93           7/94            7/95           7/96           7/97
ML Natural Resources Trust+--
Class A Shares*                                $9,475         $9,470         $10,766         $11,525        $12,025        $14,183
ML Natural Resources Trust+--
Class B Shares*                                $10,000        $9,898         $11,137         $11,800        $12,185        $14,222

                                               7/98           7/99           7/00            7/01           7/02
ML Natural Resources Trust+--
Class A Shares*                                $10,354        $12,726        $13,996         $15,969        $15,081
ML Natural Resources Trust+--
Class B Shares*                                $10,274        $12,499        $13,599         $15,359        $14,355

                                               7/31/92        7/93           7/94            7/95           7/96           7/97
MSCI Natural Resources Index+++                $10,000        $11,477        $13,046         $14,644        $15,809        $20,242
S&P 500 Index++                                $10,000        $10,873        $11,434         $14,419        $16,808        $25,571

                                               7/98           7/99           7/00            7/01           7/02
MSCI Natural Resources Index+++                $18,450        $22,473        $21,502         $22,149        $19,611
S&P 500 Index++                                $30,502        $36,664        $39,955         $34,230        $26,142

ML Natural Resources Trust's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C Shares and Class D Shares compared to growth of an investment in the MSCI Natural Resources Index and the S&P 500 Index. Values are from October 21, 1994 to July 2002:

                                               10/21/94**     7/95           7/96            7/97           7/98           7/99
ML Natural Resources Trust+--
Class C Shares*                                $10,000        $10,426        $10,760         $12,564        $9,074         $11,041
ML Natural Resources Trust+--
Class D Shares*                                $9,475         $9,942         $10,346         $12,173        $8,868         $10,869

                                               7/00           7/01           7/02
ML Natural Resources Trust+--
Class C Shares*                                $12,018        $13,571        $12,688
ML Natural Resources Trust+--
Class D Shares*                                $11,929        $13,578        $12,785

                                               10/31/94**     7/95           7/96            7/97           7/98           7/99
MSCI Natural Resources Index+++                $10,000        $10,636        $11,482         $14,702        $13,400        $16,322
S&P 500 Index++                                $10,000        $12,145        $14,157         $21,538        $25,692        $30,883

                                               7/00           7/01           7/02
MSCI Natural Resources Index+++                $15,617        $16,087        $14,244
S&P 500 Index++                                $33,655        $28,832        $22,020

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
 ++ This unmanaged broad-based Index measures the performance of large cap companies in the United States. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
+++ This unmanaged Index is comprised of all global securities classified as natural resource-related securities. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future results.

Merrill Lynch Natural Resources Trust                              July 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/02                              +4.07%           -1.39%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                            +4.39            +3.27
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                             +6.49            +5.92
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/02                                +3.06%           -0.94%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                              +3.32            +2.96
--------------------------------------------------------------------------------
Ten Years Ended 6/30/02                               +5.39            +5.39
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return          % Return
                                                  Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/02                                +2.99%           +1.99%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                              +3.33            +3.33
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                                       +4.80            +4.80
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without  % Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 6/30/02                                +3.83%           -1.62%
--------------------------------------------------------------------------------
Five Years Ended 6/30/02                              +4.12            +3.01
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/02                                       +5.64            +4.90
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Natural Resources Trust                              July 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                            Shares                                                                              Percent of
Industries                   Held                   Common Stocks                                   Value       Net Assets
==========================================================================================================================
Auto Components              98,900    +Westport Innovations Inc.                                 $   237,839         0.2%
==========================================================================================================================
Canadian                    167,500    +Baytex Energy Ltd.                                            718,930         0.7
Independents                 45,900    +Bonavista Petroleum Ltd.                                      811,210         0.8
                             66,300    +Canadian Natural Resources Ltd.                             2,146,391         2.1
                            263,000    +Crescent Point Energy Ltd. 'A'                                439,910         0.4
                            173,661     Encana Corp.                                                4,899,733         4.7
                             34,300     Husky Energy Inc.                                             335,574         0.3
                            126,300    +Meota Resources Corp.                                         279,019         0.3
                            167,000    +Olympia Energy Inc.                                           305,687         0.3
                            259,300    +PEYTO Exploration & Development Corp.                       1,063,845         1.0
                             44,000    +Penn West Petroleum Ltd.                                    1,094,237         1.0
                             50,800     Petro-Canada                                                1,410,844         1.4
                            125,000    +Progress Energy Ltd.                                          386,606         0.4
                              1,700    +Storm Energy Inc.                                              13,949         0.0
                            113,000     Suncor Energy, Inc.                                         1,882,977         1.8
                             28,500     Talisman Energy Inc.                                        1,159,392         1.1
                            262,500    +Upton Resources Inc.                                          596,478         0.6
                                                                                                  -----------       -----
                                                                                                   17,544,782        16.9
==========================================================================================================================
Chemicals                    29,700    +Celanese AG                                                   556,281         0.5
                              9,000     Praxair, Inc.                                                 470,700         0.5
                                                                                                  -----------       -----
                                                                                                    1,026,981         1.0
==========================================================================================================================
Electric Utilities           27,600     Allegheny Energy, Inc.                                        580,980         0.6
==========================================================================================================================
Gas Utilities                14,673     El Paso Corporation                                           212,025         0.2
==========================================================================================================================
Integrated Oil               26,200     Amerada Hess Corporation                                    1,792,080         1.7
& Gas                        51,187     ChevronTexaco Corporation                                   3,839,025         3.7
                             34,700     Conoco Inc.                                                   836,964         0.8
                              7,400     ENI SpA (ADR) (a)                                             555,962         0.6
                             76,828     Exxon Mobil Corporation                                     2,824,197         2.7
                             34,700     Marathon Oil Corporation                                      841,128         0.8
                             59,700     Murphy Oil Corporation                                      4,964,055         4.8
                             20,600     Phillips Petroleum Company                                  1,066,050         1.0
                                                                                                  -----------       -----
                                                                                                   16,719,461        16.1
==========================================================================================================================
Metals & Mining              49,800     Agnico-Eagle Mines Limited                                    574,692         0.5
                             26,100     Alcan Aluminium Ltd.                                          725,580         0.7
                             22,900     Alcoa Inc.                                                    619,445         0.6
                             52,300    +Aluminum Corporation of China Limited (ADR) (a)               835,231         0.8
                             17,400     Arch Coal, Inc.                                               287,448         0.3
                             63,800     Barrick Gold Corporation                                      977,416         0.9
                             32,900     CONSOL Energy Inc.                                            460,600         0.4
                             12,000    +Companhia Vale do Rio Doce (ADR) (a)                          294,000         0.3
                          2,299,909     M.I.M. Holdings Limited                                     1,539,764         1.5
                             40,000     Newmont Mining Corporation                                    976,000         0.9
                             42,500    +Stillwater Mining Company                                     403,750         0.4
                            153,800     WMC Limited                                                   700,681         0.7
                                                                                                  -----------       -----
                                                                                                    8,394,607         8.0
==========================================================================================================================

Merrill Lynch Natural Resources Trust                              July 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                            Shares                                                                              Percent of
Industries                   Held                   Common Stocks                                  Value        Net Assets
==========================================================================================================================
Oil & Gas                   453,100    +Drillers Technology Corp.                              $   400,391            0.4%
Drilling                     58,400     ENSCO International Incorporated                         1,509,640            1.4
                             43,500     Ensign Resource Service Group, Inc.                        420,091            0.4
                             81,622     GlobalSantaFe Corporation                                1,839,760            1.8
                             45,900     Helmerich & Payne, Inc.                                  1,522,503            1.5
                             28,600    +Nabors Industries, Ltd.                                    872,872            0.8
                             60,000    +National-Oilwell, Inc.                                   1,036,800            1.0
                             43,700    +Noble Corporation                                        1,415,880            1.4
                             36,900    +Patterson-UTI Energy, Inc.                                 881,541            0.8
                             16,800    +Precision Drilling Corporation                             498,285            0.5
                              7,300    +Precision Drilling Corporation                             216,810            0.2
                            158,800     Saipem SpA                                               1,064,903            1.0
                             22,350     Transocean Inc.                                            569,925            0.6
                                                                                               -----------          -----
                                                                                                12,249,401           11.8
==========================================================================================================================
Oil & Gas                     5,500     Anadarko Petroleum Corporation                             239,250            0.2
Exploration & Production     53,600     Apache Corporation                                       2,760,400            2.7
                             36,697     Burlington Resources Inc.                                1,341,275            1.3
                             39,300    +CNOOC Limited (ADR) (a)                                  1,057,170            1.0
                             78,434     Devon Energy Corporation                                 3,269,129            3.1
                             94,200     EOG Resources, Inc.                                      3,230,118            3.1
                             49,200     Equitable Resources, Inc.                                1,682,148            1.6
                             26,600    +Forest Oil Corporation                                     607,810            0.6
                             23,922     Kerr-McGee Corporation                                   1,118,832            1.1
                             44,900     Noble Energy, Inc.                                       1,395,941            1.3
                             79,400     Ocean Energy Inc.                                        1,580,060            1.5
                            576,000    +Oil Search Limited                                         222,597            0.2
                             11,275     Patina Oil & Gas Corporation                               264,399            0.3
                             57,900    +Pioneer Natural Resources Company                        1,401,759            1.4
                             80,300     Pogo Producing Company                                   2,489,300            2.4
                             29,800    +Premcor Inc.                                               649,640            0.6
                             43,200     Unocal Corporation                                       1,410,912            1.4
                                                                                               -----------          -----
                                                                                                24,720,740           23.8
==========================================================================================================================
Oil & Gas                    87,300    +BJ Services Company                                      2,783,997            2.7
Services & Equipment         62,100     Baker Hughes Incorporated                                1,664,280            1.6
                             27,600    +Cooper Cameron Corporation                               1,186,524            1.1
                             91,000    +FMC Technologies, Inc.                                   1,683,500            1.6
                             25,700    +Hanover Compressor Company                                 226,417            0.2
                             23,700    +Lone Star Technology                                       377,304            0.4
                             69,700    +Oil States International, Inc.                             766,003            0.7
                             15,600     Schlumberger Limited                                       669,552            0.7
                             47,000    +Smith International, Inc.                                1,485,670            1.4
                             59,200    +Stolt Offshore SA                                          388,523            0.4

Merrill Lynch Natural Resources Trust                              July 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                            Shares                                                                                  Percent of
Industries                   Held                   Common Stocks                                      Value        Net Assets
==============================================================================================================================
Oil & Gas                    62,675    +Technip-Coflexip SA (ADR) (a)                             $  1,134,417            1.1%
Services & Equipment        106,300    +Tesco Corporation                                            1,073,534            1.0
(concluded)                  15,400     Tidewater Inc.                                                 414,568            0.4
                             76,225    +Weatherford International Ltd.                               3,091,686            3.0
                             21,900    +Willbros Group, Inc.                                           289,080            0.3
                                                                                                  ------------          -----
                                                                                                    17,235,055           16.6
==============================================================================================================================
Paper                        51,400     Domtar, Inc.                                                   519,094            0.5
                             17,900     MeadWestvaco Corporation                                       475,961            0.4
                            128,500     Sappi Limited (ADR) (a)                                      1,561,275            1.5
                                                                                                  ------------          -----
                                                                                                     2,556,330            2.4
==============================================================================================================================
                                        Total Common Stocks (Cost--$97,789,620)                    101,478,201           97.6
==============================================================================================================================

                            Face
                           Amount                Short-Term Securities
==============================================================================================================================
Repurchase               $2,248,000     UBS Warburg Corp. LLC, purchased on 7/31/2002 to yield       2,248,000            2.2
Agreements*                             1.80% to 8/01/2002
==============================================================================================================================
                                        Total Short-Term Securities (Cost--$2,248,000)               2,248,000            2.2
==============================================================================================================================
Total Investments (Cost--$100,037,620)                                                             103,726,201           99.8

Other Assets Less Liabilities                                                                          221,535            0.2
                                                                                                  ------------          -----
Net Assets                                                                                        $103,947,736          100.0%
                                                                                                  ============          =====
==============================================================================================================================

(a)   American Depositary Receipts (ADR).
 * Repurchase Agreements are fully collateralized by U.S. Government Agency Obligations.
 +    Non-income producing security.

      See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2002

Assets:             Investments, at value (including securities loaned of $8,740,712)
                    (identified cost--$100,037,620) ............................................                      $ 103,726,201
                    Investments held for collateral for loaned securities at value .............                          9,080,200
                    Cash .......................................................................                                 72
                    Receivables:
                       Securities sold .........................................................    $    466,128
                       Beneficial interest sold ................................................         117,055
                       Dividends ...............................................................          79,264
                       Loaned securities .......................................................           1,297            663,744
                                                                                                    ------------
                    Prepaid registration fees ..................................................                             14,496
                                                                                                                      -------------
                    Total assets ...............................................................                        113,484,713
                                                                                                                      -------------
===================================================================================================================================
Liabilities:        Collateral on securities loaned, at value ..................................                          9,080,200
                    Payables:
                       Beneficial interest redeemed ............................................         236,708
                       Investment adviser ......................................................          58,936
                       Distributor .............................................................          43,595
                       Securities purchased ....................................................          23,529            362,768
                                                                                                    ------------
                    Accrued expenses ...........................................................                             94,009
                                                                                                                      -------------
                    Total liabilities ..........................................................                          9,536,977
                                                                                                                      -------------
===================================================================================================================================
Net Assets:         Net assets .................................................................                      $ 103,947,736
                                                                                                                      =============
===================================================================================================================================
Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited number
Consist of:         of shares authorized .......................................................                      $     100,356
                    Class B Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized .......................................................                            136,903
                    Class C Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized .......................................................                             46,058
                    Class D Shares of beneficial interest, $.10 par value, unlimited number
                    of shares authorized .......................................................                            290,534
                    Paid-in capital in excess of par ...........................................                        108,231,788
                    Accumulated investment loss--net ...........................................    $    (10,917)
                    Accumulated realized capital losses on investments
                    and foreign currency transactions--net .....................................      (8,535,427)
                    Unrealized appreciation on investments and foreign currency
                    transactions--net ..........................................................       3,688,441
                                                                                                    ------------
                    Total accumulated losses--net ..............................................                         (4,857,903)
                                                                                                                      -------------
                    Net assets .................................................................                      $ 103,947,736
                                                                                                                      =============
===================================================================================================================================
Net Asset Value:    Class A--Based on net assets of $18,405,005 and 1,003,560 shares
                             of beneficial interest outstanding ................................                      $       18.34
                                                                                                                      =============
                    Class B--Based on net assets of $24,468,060 and 1,369,032 shares
                             of beneficial interest outstanding ................................                      $       17.87
                                                                                                                      =============
                    Class C--Based on net assets of $8,128,632 and 460,581 shares
                             of beneficial interest outstanding ................................                      $       17.65
                                                                                                                      =============
                    Class D--Based on net assets of $52,946,039 and 2,905,344 shares
                             of beneficial interest outstanding ................................                      $       18.22
                                                                                                                      =============
===================================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

Statement of Operations for the Year Ended July 31, 2002

Investment           Dividends (net of $43,811 foreign withholding tax) ............                            $ 1,295,390
Income:              Interest ......................................................                                225,226
                     Securities lending--net .......................................                                 23,690
                                                                                                                -----------
                     Total income ..................................................                              1,544,306
                                                                                                                -----------
===========================================================================================================================
Expenses:            Investment advisory fees ......................................          $   705,304
                     Account maintenance & distribution fees--Class B ..............              306,182
                     Account maintenance fees--Class D .............................              144,478
                     Transfer agent fees--Class D ..................................              126,743
                     Accounting services ...........................................               98,426
                     Professional fees .............................................               93,080
                     Account maintenance & distribution fees--Class C ..............               88,683
                     Transfer agent fees--Class B ..................................               77,922
                     Registration fees .............................................               75,812
                     Trustees' fees and expenses ...................................               58,561
                     Custodian fees ................................................               52,663
                     Transfer agent fees--Class A ..................................               44,449
                     Printing and shareholder reports ..............................               44,265
                     Transfer agent fees--Class C ..................................               23,125
                     Pricing fees ..................................................                3,367
                     Other .........................................................               18,448
                                                                                              -----------
                     Total expenses ................................................                              1,961,508
                                                                                                                -----------
                     Investment loss--net ..........................................                               (417,202)
                                                                                                                -----------
===========================================================================================================================
Realized &           Realized gain on:
Unrealized Gain         Investments--net ...........................................            2,468,180
(Loss) on               Foreign currency transactions--net .........................                1,866         2,470,046
Investments &                                                                                 -----------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net:      Investments--net ...........................................           (9,318,432)
                        Foreign currency transactions--net .........................                   20        (9,318,412)
                                                                                              -----------       -----------
                     Total realized and unrealized loss on investments and
                     foreign currency transactions--net ............................                             (6,848,366)
                                                                                                                -----------
                     Net Decrease in Net Assets Resulting from Operations ..........                            $(7,265,568)
                                                                                                                ===========
===========================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

Statements of Changes in Net Assets

                                                                                                        For the Year Ended
                                                                                                             July 31,
                                                                                                  -------------------------------
Increase (Decrease) in Net Assets:                                                                     2002              2001
=================================================================================================================================
Operations:           Investment loss--net ..................................................     $    (417,202)    $    (384,927)
                      Realized gain on investments and foreign currency transactions--net ...         2,470,046         8,569,811
                      Change in unrealized appreciation/depreciation on investments and
                      foreign currency transactions--net ....................................        (9,318,412)          419,945
                                                                                                  -------------     -------------
                      Net increase (decrease) in net assets resulting from operations .......        (7,265,568)        8,604,829
                                                                                                  -------------     -------------
=================================================================================================================================
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial
Transactions:         interest transactions .................................................       (13,886,783)       30,024,731
                                                                                                  -------------     -------------
=================================================================================================================================
Net Assets:           Total increase (decrease) in net assets ...............................       (21,152,351)       38,629,560
                      Beginning of year .....................................................       125,100,087        86,470,527
                                                                                                  -------------     -------------
                      End of year* ..........................................................     $ 103,947,736     $ 125,100,087
                                                                                                  =============     =============
=================================================================================================================================
                     *Accumulated investment loss--net ......................................     $     (10,917)               --
                                                                                                  =============     =============
=================================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

Financial Highlights

                                                                                                  Class A
The following per share data and ratios have been derived                ---------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                         ---------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                    2002         2001       2000        1999        1998
==================================================================================================================================
Per Share           Net asset value, beginning of year ..............    $  19.42     $  17.02   $  15.52    $  12.93   $    19.90
Operating                                                                --------     --------   --------    --------   ----------
Performance:        Investment income--net+ .........................         .02          .02        .03         .10          .13
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net ...............................       (1.10)        2.38       1.51        2.75        (5.00)
                                                                         --------     --------   --------    --------   ----------
                    Total from investment operations ................       (1.08)        2.40       1.54        2.85        (4.87)
                                                                         --------     --------   --------    --------   ----------
                    Less dividends and distributions:
                       Investment income--net .......................          --           --         --        (.17)        (.10)
                       In excess of investment income--net ..........          --           --       (.04)       (.01)          --
                       Realized gain on investments--net ............          --           --         --          --        (1.35)
                       In excess of realized gain on
                       investments--net .............................          --           --         --        (.08)        (.65)
                                                                         --------     --------   --------    --------   ----------
                    Total dividends and distributions ...............          --           --       (.04)       (.26)       (2.10)
                                                                         --------     --------   --------    --------   ----------
                    Net asset value, end of year ....................    $  18.34     $  19.42   $  17.02    $  15.52   $    12.93
                                                                         ========     ========   ========    ========   ==========
==================================================================================================================================
Total Investment    Based on net asset value per share ..............      (5.56%)      14.10%      9.98%      22.91%      (27.00%)
Return:*                                                                 ========     ========   ========    ========   ==========
==================================================================================================================================
Ratios to Average   Expenses ........................................       1.20%        1.13%      1.16%       1.28%        1.07%
Net Assets:                                                              ========     ========   ========    ========   ==========
                    Investment income--net ..........................        .12%         .09%       .20%        .75%         .79%
                                                                         ========     ========   ========    ========   ==========
==================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ..........    $ 18,405     $ 21,305   $ 13,100    $  9,138   $    9,082
Data:                                                                    ========     ========   ========    ========   ==========
                    Portfolio turnover ..............................      49.77%       40.08%     51.36%      50.48%       21.04%
                                                                         ========     ========   ========    ========   ==========
==================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

Financial Highlights (continued)

                                                                                                    Class B
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                                  For the Year Ended July 31,
                                                                       ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2002          2001         2000         1999        1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...........    $  19.12      $  16.93     $  15.56     $  12.79    $  19.80
Operating                                                              --------      --------     --------     --------    --------
Performance:         Investment loss--net+ ........................        (.17)         (.19)        (.14)        (.04)       (.05)
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ............................       (1.08)         2.38         1.51         2.81       (4.96)
                                                                       --------      --------     --------     --------    --------
                     Total from investment operations .............       (1.25)         2.19         1.37         2.77       (5.01)
                                                                       --------      --------     --------     --------    --------
                     Less distributions:
                        Realized gain on investments--net .........          --            --           --           --       (1.35)
                        In excess of realized gain on
                        investments--net ..........................          --            --           --           --        (.65)
                                                                       --------      --------     --------     --------    --------
                     Total distributions ..........................          --            --           --           --       (2.00)
                                                                       --------      --------     --------     --------    --------
                     Net asset value, end of year .................    $  17.87      $  19.12     $  16.93     $  15.56    $  12.79
                                                                       ========      ========     ========     ========    ========
===================================================================================================================================
Total Investment     Based on net asset value per share ...........      (6.54%)       12.94%        8.80%       21.66%     (27.76%)
Return:*                                                               ========      ========     ========     ========    ========
===================================================================================================================================
Ratios to Average    Expenses .....................................       2.23%         2.16%        2.21%        2.35%       2.11%
Net Assets:                                                            ========      ========     ========     ========    ========
                     Investment loss--net .........................       (.91%)        (.93%)       (.85%)       (.28%)      (.29%)
                                                                       ========      ========     ========     ========    ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......    $ 24,468      $ 35,525     $ 19,223     $ 21,450    $ 29,794
Data:                                                                  ========      ========     ========     ========    ========
                     Portfolio turnover ...........................      49.77%        40.08%       51.36%       50.48%      21.04%
                                                                       ========      ========     ========     ========    ========
===================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

Financial Highlights (continued)


                                                                                                Class C
The following per share data and ratios have been derived          -------------------------------------------------------------
from information provided in the financial statements.                                For the Year Ended July 31,
                                                                   -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2002         2001          2000        1999         1998
================================================================================================================================
Per Share            Net asset value, beginning of year ......     $   18.88     $  16.72     $   15.36    $  12.67    $   19.64
Operating                                                          ---------     --------     ---------    --------    ---------
Performance:         Investment loss--net+ ...................          (.17)        (.19)         (.14)       (.04)        (.04)
                     Realized and unrealized gain (loss)
                     on investments and foreign currency
                     transactions--net .......................         (1.06)        2.35          1.50        2.77        (4.93)
                                                                   ---------     --------     ---------    --------    ---------
                     Total from investment operations ........         (1.23)        2.16          1.36        2.73        (4.97)
                                                                   ---------     --------     ---------    --------    ---------
                     Less distributions:
                        Realized gain on investments--net ....            --           --            --          --        (1.35)
                        In excess of realized gain on
                        investments--net .....................            --           --            --        (.04)        (.65)
                                                                   ---------     --------     ---------    --------    ---------
                     Total distributions .....................            --           --            --        (.04)       (2.00)
                                                                   ---------     --------     ---------    --------    ---------
                     Net asset value, end of year ............     $   17.65     $  18.88     $   16.72    $  15.36    $   12.67
                                                                   =========     ========     =========    ========    =========
================================================================================================================================
Total Investment     Based on net asset value per share ......        (6.51%)      12.92%         8.85%      21.68%      (27.78%)
Return:*                                                           =========     ========     =========    ========    =========
================================================================================================================================
Ratios to Average    Expenses ................................         2.24%        2.17%         2.21%       2.33%        2.12%
Net Assets:                                                        =========     ========     =========    ========    =========
                     Investment loss--net ....................         (.93%)       (.99%)        (.86%)      (.33%)       (.29%)
                                                                   =========     ========     =========    ========    =========
================================================================================================================================
Supplemental         Net assets, end of year (in thousands)...     $   8,129     $  9,050     $   1,782    $  2,039    $   1,461
Data:                                                              =========     ========     =========    ========    =========
                     Portfolio turnover ......................        49.77%       40.08%        51.36%      50.48%       21.04%
                                                                   =========     ========     =========    ========    =========
================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                   Class D
The following per share data and ratios have been derived              ------------------------------------------------------------
from information provided in the financial statements.                                   For the Year Ended July 31,
                                                                       ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2002          2001         2000        1999        1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...........    $  19.35      $  17.00     $  15.51    $  12.89    $   19.83
Operating                                                              --------      --------     --------    --------    ---------
Performance:         Investment income (loss)--net+ ...............        (.03)         (.03)        (.01)        .06          .09
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ............................       (1.10)         2.38         1.52        2.77        (4.99)
                                                                       --------      --------     --------    --------    ---------
                     Total from investment operations .............       (1.13)         2.35         1.51        2.83        (4.90)
                                                                       --------      --------     --------    --------    ---------
                     Less dividends and distributions:
                        Investment income--net ....................          --            --           --        (.12)        (.04)
                        In excess of investment income--net .......          --            --         (.02)       (.01)          --
                        Realized gain on investments--net .........          --            --           --          --        (1.35)
                        In excess of realized gain on
                        investments--net ..........................          --            --           --        (.08)        (.65)
                                                                       --------      --------     --------    --------    ---------
                     Total dividends and distributions ............          --            --         (.02)       (.21)       (2.04)
                                                                       --------      --------     --------    --------    ---------
                     Net asset value, end of year .................    $  18.22      $  19.35     $  17.00    $  15.51    $   12.89
                                                                       ========      ========     ========    ========    =========
===================================================================================================================================
Total Investment     Based on net asset value per share ...........      (5.84%)       13.82%        9.75%      22.56%      (27.15%)
Return:*                                                               ========      ========     ========    ========    =========
===================================================================================================================================
Ratios to Average    Expenses .....................................       1.45%         1.37%        1.42%       1.54%        1.32%
Net Assets:                                                            ========      ========     ========    ========    =========
                     Investment income (loss)--net ................       (.14%)        (.13%)       (.05%)       .50%         .55%
                                                                       ========      ========     ========    ========    =========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) .......    $ 52,946      $ 59,220     $ 52,366    $ 56,698    $  60,220
Data:                                                                  ========      ========     ========    ========    =========
                     Portfolio turnover ...........................      49.77%        40.08%       51.36%      50.48%       21.04%
                                                                       ========      ========     ========    ========    =========
===================================================================================================================================

      *     Total investment returns exclude the effects of sales charges.
      +     Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Natural Resources Trust                              July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Trust offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees of the Trust as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and other assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Trust may be delayed or limited.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--The Trust can write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

Written and purchased options are non-income producing investments.

Merrill Lynch Natural Resources Trust                              July 31, 2002

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(i) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,866 have been reclassified between accumulated net realized capital losses and accumulated net investment losses and $404,419 has been reclassified between paid-in capital in excess of par and accumulated net investment losses. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at

Merrill Lynch Natural Resources Trust                              July 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B.......................................        .25%              .75%
Class C.......................................        .25%              .75%
Class D.......................................        .25%               --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                           FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A .....................................              $   29        $   513
Class D .....................................              $1,378        $21,168
--------------------------------------------------------------------------------

For the year ended July 31, 2002, MLPF&S received contingent deferred sales charges of $69,485 and $6,488 relating to transactions in Class B and C Shares, respectively.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of July 31, 2002, the Trust lent securities with a value of $1,671,036 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of July 31, 2002, cash collateral of $2,546,219 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $6,533,981 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended July 31, 2002, QA Advisors received $6,876 in securities lending agent fees.

In addition, MLPF&S received $16,091 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

For the year ended July 31, 2002, the Trust reimbursed MLIM $11,210 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2002 were $54,439,386 and $54,978,388, respectively.

Net realized gains (losses) for the year ended July 31, 2002 and net unrealized gains (losses) as of July 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                              Realized              Unrealized
                                           Gains (Losses)         Gains (Losses)
-------------------------------------------------------------------------------

Long-term investments ............          $  2,468,394           $  3,688,581
Short-term investments ...........                  (214)                    --
Foreign currency
transactions .....................                 1,866                   (140)
                                            ------------           ------------
Total ............................          $  2,470,046           $  3,688,441
                                            ============           ============
-------------------------------------------------------------------------------

As of July 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $3,463,385, of which $14,510,996 related to appreciated securities and $11,047,611 related to depreciated securities. At July 31, 2002, the aggregate cost of investments for Federal income tax purposes was $100,262,816.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(13,886,783) and $30,024,731 for the years ended July 31, 2002 and July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2002                            Shares                 Amount
-------------------------------------------------------------------------------

Shares sold ......................               943,025           $ 18,604,597
Shares redeemed ..................            (1,036,514)           (20,138,360)
                                            ------------           ------------
Net decrease .....................               (93,489)          $ (1,533,763)
                                            ============           ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2001                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,232,306           $ 25,368,639
Shares redeemed ..................              (905,044)           (18,225,484)
                                            ------------           ------------
Net increase .....................               327,262           $  7,143,155
                                            ============           ============
-------------------------------------------------------------------------------

Merrill Lynch Natural Resources Trust                              July 31, 2002

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2002                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ......................               294,466           $  5,643,826
Automatic conversion
of shares ........................              (222,815)            (4,287,459)
Shares redeemed ..................              (560,322)           (10,500,681)
                                            ------------           ------------
Net decrease .....................              (488,671)          $ (9,144,314)
                                            ============           ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2001                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................             1,247,071           $ 25,634,592
Automatic conversion
of shares ........................              (112,290)            (2,275,134)
Shares redeemed ..................              (412,483)            (8,217,308)
                                            ------------           ------------
Net increase .....................               722,298           $ 15,142,150
                                            ============           ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2002                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               138,119           $  2,627,837
Shares redeemed ..................              (156,740)            (2,928,627)
                                            ------------           ------------
Net decrease .....................               (18,621)          $   (300,790)
                                            ============           ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2001                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               481,073           $  9,955,147
Shares redeemed ..................              (108,449)            (2,103,202)
                                            ------------           ------------
Net increase .....................               372,624           $  7,851,945
                                            ============           ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2002                           Shares                  Amount
-------------------------------------------------------------------------------
Shares sold ......................               118,561           $  2,381,950
Automatic conversion
of shares ........................               219,345              4,287,459
                                            ------------           ------------
Total issued .....................               337,906              6,669,409
Shares redeemed ..................              (493,570)            (9,577,325)
                                            ------------           ------------
Net decrease .....................              (155,664)          $ (2,907,916)
                                            ============           ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended July 31, 2001                            Shares                 Amount
-------------------------------------------------------------------------------
Shares sold ......................               315,478           $  6,593,593
Automatic conversion
of shares ........................               111,374              2,275,134
                                            ------------           ------------
Total issued .....................               426,852              8,868,727
Shares redeemed ..................              (447,067)            (8,981,246)
                                            ------------           ------------
Net decrease .....................               (20,215)          $   (112,519)
                                            ============           ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Trust did not borrow under the credit agreement during the year ended July 31, 2002.

6. Commitments:

At July 31, 2002, the Trust had entered into foreign exchange contracts, under which it had agreed to purchase and sell foreign currency with an approximate value of $23,000 and $168,000, respectively.

7. Distributions to Shareholders:

As of July 31, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................          $        --
Undistributed long-term capital
gains--net .............................................                   --
                                                                  -----------
Total undistributed earnings--net ......................                   --
Capital loss carryforward ..............................           (7,085,359)*
Unrealized gains (losses)--net .........................            2,227,456**
                                                                  -----------
Total accumulated earnings
(losses)--net                                                     $(4,857,903)
                                                                  ===========
-----------------------------------------------------------------------------

 * On July 31, 2002, the Fund had a net capital loss carryforward of $7,085,359, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to distributions applicable to 2002 for tax purposes, the tax deferral of losses on wash sales, unrealized gains (losses) on open section 1256 contracts and the deferral of post-October capital losses for tax purposes.

Merrill Lynch Natural Resources Trust                              July 31, 2002

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Natural Resources Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Natural Resources Trust as of July 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Natural Resources Trust as of July 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 10, 2002

Merrill Lynch Natural Resources Trust       July 31, 2002

PORTFOLIO INFORMATION (unaudited)

As of July 31, 2002

                                                                     Percent of
Ten Largest Equity Holdings                                          Net Assets

Murphy Oil Corporation........................................           4.8%
Encana Corp...................................................           4.7
ChevronTexaco Corporation.....................................           3.7
Devon Energy Corporation......................................           3.1
EOG Resources, Inc............................................           3.1
Weatherford International Ltd.................................           3.0
Exxon Mobil Corporation.......................................           2.7
BJ Services Company...........................................           2.7
Apache Corporation............................................           2.7
Pogo Producing Company........................................           2.4

                                                                     Percent of
Geographic Allocation                                                Net Assets+

United States.................................................           65.9%
Canada........................................................           22.2
Australia.....................................................           2.4
Italy.........................................................           1.5
South Africa..................................................           1.5
France........................................................           1.1
Hong Kong.....................................................           1.0
China.........................................................           0.8
Germany.......................................................           0.5
United Kingdom................................................           0.4
Brazil........................................................           0.3

+Total may not equal 100%.

Merrill Lynch Natural Resources Trust                              July 31, 2002

OFFICERS AND TRUSTEES (unaudited)

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                          in Fund       Director-
                             Position(s)   Length                                                         Complex         ships
                                 Held      of Time                                                      Overseen by      Held by
  Name, Address & Age         with Fund    Served      Principal Occupation(s) During Past 5 Years        Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*               President    1999 to     Chairman Americas Region since 2001, and            117 Funds       None
P.O. Box 9011                 and          present     Executive Vice President since 1983 of Fund     169 Portfolios
Princeton, NJ 08543-9011      Trustee      and         Asset Management, L.P. ("FAM") and Merrill
Age: 61                                    1985 to     Lynch Investment Managers L.P. ("MLIM");
                                           present     President of Merrill Lynch Mutual Funds since
                                                       1999; President of FAM Distributors, Inc.
                                                       ("FAMD") since 1986 and Director thereof since
                                                       1991; Executive Vice President and Director of
                                                       Princeton Services, Inc. ("Princeton Services")
                                                       since 1993; President of Princeton
                                                       Administrators, L.P. since 1988; Director of
                                                       Financial Data Services, Inc. since 1985.
====================================================================================================================================
*     Mr. Glenn is a director, trustee or member of an advisory board of certain other investment Companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD;
      Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The Trustee's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn
      72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
====================================================================================================================================

                                                                                                         Number of
                                                                                                         Portfolios       Other
                                                                                                          in Fund       Director-
                             Position(s)   Length                                                         Complex         ships
                                 Held      of Time                                                      Overseen by      Held by
  Name, Address & Age         with Fund    Served*     Principal Occupation(s) During Past 5 Years        Trustee        Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
Donald W. Burton              Trustee      2002 to     General Partner of The Burton Partnership,         25 Funds      ITC Delta-
P.O. Box 9011                              present     Limited Partnership; Managing General Partner   41 Portfolios    Com, Inc.,
Princeton, NJ 08543-9011                               of The South Atlantic Venture Funds; Member                      ITC Holding
Age: 58                                                of the Investment Advisory Committee of the                      Company,
                                                       Florida State Board of Administration.                           Inc.,
                                                                                                                        Knology,
                                                                                                                        Inc., Main-
                                                                                                                        Bancorp,
                                                                                                                        N.A., Pri-
                                                                                                                        Care, Inc.,
                                                                                                                        Sumbion,
                                                                                                                        Inc.
====================================================================================================================================
M. Colyer Crum                Trustee      1985 to     James R. Williston Professor of Investment         25 Funds      Cambridge
P.O. Box 9011                              present     Management Emeritus, Harvard Business           41 Portfolios    Bancorp
Princeton, NJ 08543-9011                               School since 1996.
Age: 69
====================================================================================================================================
Laurie Simon Hodrick          Trustee      1999 to     Professor of Finance and Economics, Graduate       25 Funds      Junior
P.O. Box 9011                              present     School of Business, Columbia University since   41 Portfolios    League of
Princeton, NJ 08543-9011                               1998; Associate Professor of Finance and                         Central
Age: 39                                                Economics, Graduate School of Business,                          Westchester
                                                       Columbia University from 1996 to 1998.
====================================================================================================================================
J. Thomas Touchton            Trustee      1985 to     Managing Partner of the Witt Touchton Company      25 Funds      Tampa Bay
P.O. Box 9011                              present     since 1972.                                     41 Portfolios    History
Princeton, NJ 08543-9011                                                                                                Center
Age: 63
====================================================================================================================================

Merrill Lynch Natural Resources Trust                              July 31, 2002

                                                                                                          Number of
                                                                                                          Portfolios      Other
                                                                                                           in Fund      Director-
                             Position(s)   Length                                                          Complex        ships
                                 Held      of Time                                                       Overseen by     Held by
  Name, Address & Age         with Fund    Served*     Principal Occupation(s) During Past 5 Years         Trustee       Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G. Weiss                 Trustee      1999 to     Managing Director of FGW Associates since 1997;    25 Funds       Watson
P.O. Box 9011                              present     Vice President, Planning Investment, and         41 Portfolios    Pharma-
Princeton, NJ 08543-9011                               Development of Warner Lambert Co. from                            ceuticals,
Age: 60                                                1979 to 1997.                                                     Inc.; BTG
                                                                                                                         Interna-
                                                                                                                         tional PLC;
                                                                                                                         and the
                                                                                                                         Michael J.
                                                                                                                         Fox Founda-
                                                                                                                         tion for
                                                                                                                         Parkinson's
                                                                                                                         Research
====================================================================================================================================
*     The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
====================================================================================================================================

                             Position(s)   Length
                                 Held      of Time
  Name, Address & Age         with Fund    Served*                  Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke               Vice         1993 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011                 President    present     1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton, NJ 08543-9011      and          and         Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
Age: 42                       Treasurer    1999 to     to 1997; Director of Taxation of MLIM since 1990.
                                           present
====================================================================================================================================
Robert C. Doll, Jr.           Senior       2000 to     President of FAM and MLIM since 2001; Co-head (Americas Region) of FAM and
P.O. Box 9011                 Vice         present     MLIM from 2000 to 2002; Director of Princeton Services since 1999; Chief
Princeton, NJ 08543-9011      President                Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice
Age: 47                                                President thereof from 1991 to 1999.
====================================================================================================================================
Robert M. Shearer             Senior       1998 to     First Vice President of the Investment Adviser since 1998; Vice President of
P.O. Box 9011                 Vice         present     the Investment Adviser from 1997 to 1998; Vice President and Assistant
Princeton, NJ 08543-9011      President                Portfolio Manager at David L. Babson and Company, Inc. from 1996 to 1997.
Age: 45                       and
                              Portfolio
                              Manager
====================================================================================================================================
Susan B. Baker                Secretary    2002 to     Director (Legal Advisory) of the Manager since 1999; Vice President of the
P.O. Box 9011                              present     Manager from 1993 to 1999; attorney associated with the Manager since 1987.
Princeton, NJ 08543-9011
Age: 44
====================================================================================================================================
*     Officers of the Fund serve at the pleasure of the Board of Trustees.
====================================================================================================================================
      Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
====================================================================================================================================


Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

[LOGO] Merrill Lynch  Investment Managers

                       [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Natural Resources Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10303--7/02